                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, J. D. Low, President and Director, K. L. Matheny, Vice President and Director, W. F. Schwind, Jr., Secretary and Director, and Jerry Howard, Treasurer, of USX Capital Management Company, a Delaware corporation, which is acting as Manager of USX Capital LLC (the "Company"), a limited life company organized under the laws of the Turks and Caicos Islands, hereby makes, designates, constitutes and appoints G. R. Haggerty, L. B. Jones and A. E. Ferrara and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing of any and all registration statements and all amendments and post-effective amendments thereto (collectively, "Registration Statements") under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and any and all registrations, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions, with respect to the securities of the Company of whatever class, including without limitation thereon the Company's common stock and preferred stock, however offered, sold, issued, distributed, placed or resold by the Company or by any other person or entity that may be required to effect any such filings.

     Without limiting the generality of the foregoing grant of authority, such attorneys-in-fact and agents, or each of them, are hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such Registration Statements, registrations, qualifications, or notifications, any and all amendments thereto, statements of changes, and any and all other documents in connection with the foregoing, and take such other and further action as such attorneys-in-fact and agents, or each of them, deem necessary or appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. Each of the undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken pursuant to the powers and authorities herein granted by such attorneys-in-fact and agents, or each of them, or by their respective substitutes.

     IT WITNESS WHEREOF, each of the undersigned has hereunto set his name and seal as of the 31st day of December, 1993.

                                            /s/ J. D. LOW
                                                                          (SEAL)

                                            J. D. Low
                                            President and Director

                                            /s/ K. L. MATHENY
                                                                          (SEAL)

                                            K. L. Matheny
                                            Vice President and Director

                                            /s/ W. F. SCHWIND, JR.
                                                                          (SEAL)

                                            W. F. Schwind, Jr.
                                            Secretary and Director

                                            /s/ JERRY HOWARD
                                                                          (SEAL)

                                            Jerry Howard
                                            Treasurer

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

     The Board of Directors of USX Corporation (the "Corporation") having, on November 30, 1993, approved, inter alia, the following action by the
Corporation: (a) formation of a special purpose subsidiary of the Corporation (the "SPC") for the purpose of having the SPC issue and sell shares of preferred stock to the public commonly referred to as "Monthly Income Preferred Shares" ("MIPS"), (b) issuance of up to $375,000,000 of obligations of the Corporation (which may take the form of notes or guarantees or both) in connection with the issuance and sale of MIPS, and (c) all action of the Corporation and the SPC which may be necessary or appropriate to consummate the sale of the MIPS to the public (including, without limitation, the registration of MIPS (and, if appropriate, the aforementioned notes and/or guarantees of the Corporation) with the United States Securities and Exchange Commission ["SEC"]), the undersigned member of said Board of Directors does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Lewis B. Jones, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the SEC in connection with the proposed issuance of MIPS and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation and the SPC to comply with applicable law.

     WITNESS the due execution hereof this 30th day of November, 1993.

                                                   /s/ NEIL A. ARMSTRONG
                                            ------------------------------------

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

     The Board of Directors of USX Corporation (the "Corporation") having, on November 30, 1993, approved, inter alia, the following action by the
Corporation: (a) formation of a special purpose subsidiary of the Corporation (the "SPC") for the purpose of having the SPC issue and sell shares of preferred stock to the public commonly referred to as "Monthly Income Preferred Shares" ("MIPS"), (b) issuance of up to $375,000,000 of obligations of the Corporation (which may take the form of notes or guarantees or both) in connection with the issuance and sale of MIPS, and (c) all action of the Corporation and the SPC which may be necessary or appropriate to consummate the sale of the MIPS to the public (including, without limitation, the registration of MIPS (and, if appropriate, the aforementioned notes and/or guarantees of the Corporation) with the United States Securities and Exchange Commission ["SEC"]), the undersigned member of said Board of Directors does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Lewis B. Jones, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the SEC in connection with the proposed issuance of MIPS and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation and the SPC to comply with applicable law.

     WITNESS the due execution hereof this 30th day of November, 1993.

                                                     /s/ V. G. BEGHINI
                                            ------------------------------------

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

     The Board of Directors of USX Corporation (the "Corporation") having, on November 30, 1993, approved, inter alia, the following action by the
Corporation: (a) formation of a special purpose subsidiary of the Corporation (the "SPC") for the purpose of having the SPC issue and sell shares of preferred stock to the public commonly referred to as "Monthly Income Preferred Shares" ("MIPS"), (b) issuance of up to $375,000,000 of obligations of the Corporation (which may take the form of notes or guarantees or both) in connection with the issuance and sale of MIPS, and (c) all action of the Corporation and the SPC which may be necessary or appropriate to consummate the sale of the MIPS to the public (including, without limitation, the registration of MIPS (and, if appropriate, the aforementioned notes and/or guarantees of the Corporation) with the United States Securities and Exchange Commission ["SEC"]), the undersigned member of said Board of Directors does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Lewis B. Jones, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the SEC in connection with the proposed issuance of MIPS and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation and the SPC to comply with applicable law.

     WITNESS the due execution hereof this 30th day of November, 1993.

                                                /s/ JEANETTE GRASSELLI BROWN
                                            ------------------------------------

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

     The Board of Directors of USX Corporation (the "Corporation") having, on November 30, 1993, approved, inter alia, the following action by the
Corporation: (a) formation of a special purpose subsidiary of the Corporation (the "SPC") for the purpose of having the SPC issue and sell shares of preferred stock to the public commonly referred to as "Monthly Income Preferred Shares" ("MIPS"), (b) issuance of up to $375,000,000 of obligations of the Corporation (which may take the form of notes or guarantees or both) in connection with the issuance and sale of MIPS, and (c) all action of the Corporation and the SPC which may be necessary or appropriate to consummate the sale of the MIPS to the public (including, without limitation, the registration of MIPS (and, if appropriate, the aforementioned notes and/or guarantees of the Corporation) with the United States Securities and Exchange Commission ["SEC"]), the undersigned member of said Board of Directors does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Lewis B. Jones, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the SEC in connection with the proposed issuance of MIPS and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation and the SPC to comply with applicable law.

     WITNESS the due execution hereof this 30th day of November, 1993.

                                                      /s/ C. A. CORRY
                                            ------------------------------------

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

     The Board of Directors of USX Corporation (the "Corporation") having, on November 30, 1993, approved, inter alia, the following action by the
Corporation: (a) formation of a special purpose subsidiary of the Corporation (the "SPC") for the purpose of having the SPC issue and sell shares of preferred stock to the public commonly referred to as "Monthly Income Preferred Shares" ("MIPS"), (b) issuance of up to $375,000,000 of obligations of the Corporation (which may take the form of notes or guarantees or both) in connection with the issuance and sale of MIPS, and (c) all action of the Corporation and the SPC which may be necessary or appropriate to consummate the sale of the MIPS to the public (including, without limitation, the registration of MIPS (and, if appropriate, the aforementioned notes and/or guarantees of the Corporation) with the United States Securities and Exchange Commission ["SEC"]), the undersigned member of said Board of Directors does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Lewis B. Jones, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the SEC in connection with the proposed issuance of MIPS and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation and the SPC to comply with applicable law.

     WITNESS the due execution hereof this 30th day of November, 1993.

                                                     /s/ JOHN H. FILER
                                            ------------------------------------

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

     The Board of Directors of USX Corporation (the "Corporation") having, on November 30, 1993, approved, inter alia, the following action by the
Corporation: (a) formation of a special purpose subsidiary of the Corporation (the "SPC") for the purpose of having the SPC issue and sell shares of preferred stock to the public commonly referred to as "Monthly Income Preferred Shares" ("MIPS"), (b) issuance of up to $375,000,000 of obligations of the Corporation (which may take the form of notes or guarantees or both) in connection with the issuance and sale of MIPS, and (c) all action of the Corporation and the SPC which may be necessary or appropriate to consummate the sale of the MIPS to the public (including, without limitation, the registration of MIPS (and, if appropriate, the aforementioned notes and/or guarantees of the Corporation) with the United States Securities and Exchange Commission ["SEC"]), the undersigned member of said Board of Directors does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Lewis B. Jones, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the SEC in connection with the proposed issuance of MIPS and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation and the SPC to comply with applicable law.

     WITNESS the due execution hereof this 30th day of November, 1993.

                                                   /s/ JAMES A. D. GEIER
                                            ------------------------------------

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

     The Board of Directors of USX Corporation (the "Corporation") having, on November 30, 1993, approved, inter alia, the following action by the
Corporation: (a) formation of a special purpose subsidiary of the Corporation (the "SPC") for the purpose of having the SPC issue and sell shares of preferred stock to the public commonly referred to as "Monthly Income Preferred Shares" ("MIPS"), (b) issuance of up to $375,000,000 of obligations of the Corporation (which may take the form of notes or guarantees or both) in connection with the issuance and sale of MIPS, and (c) all action of the Corporation and the SPC which may be necessary or appropriate to consummate the sale of the MIPS to the public (including, without limitation, the registration of MIPS (and, if appropriate, the aforementioned notes and/or guarantees of the Corporation) with the United States Securities and Exchange Commission ["SEC"]), the undersigned member of said Board of Directors does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Lewis B. Jones, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the SEC in connection with the proposed issuance of MIPS and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation and the SPC to comply with applicable law.

     WITNESS the due execution hereof this 30th day of November, 1993.

                                                  /s/ ROBERT M. HERNANDEZ
                                            ------------------------------------

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

     The Board of Directors of USX Corporation (the "Corporation") having, on November 30, 1993, approved, inter alia, the following action by the
Corporation: (a) formation of a special purpose subsidiary of the Corporation (the "SPC") for the purpose of having the SPC issue and sell shares of preferred stock to the public commonly referred to as "Monthly Income Preferred Shares" ("MIPS"), (b) issuance of up to $375,000,000 of obligations of the Corporation (which may take the form of notes or guarantees or both) in connection with the issuance and sale of MIPS, and (c) all action of the Corporation and the SPC which may be necessary or appropriate to consummate the sale of the MIPS to the public (including, without limitation, the registration of MIPS (and, if appropriate, the aforementioned notes and/or guarantees of the Corporation) with the United States Securities and Exchange Commission ["SEC"]), the undersigned member of said Board of Directors does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Lewis B. Jones, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the SEC in connection with the proposed issuance of MIPS and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation and the SPC to comply with applicable law.

     WITNESS the due execution hereof this 30th day of November, 1993.

                                                     /s/ CHARLES R. LEE
                                            ------------------------------------

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

     The Board of Directors of USX Corporation (the "Corporation") having, on November 30, 1993, approved, inter alia, the following action by the
Corporation: (a) formation of a special purpose subsidiary of the Corporation (the "SPC") for the purpose of having the SPC issue and sell shares of preferred stock to the public commonly referred to as "Monthly Income Preferred Shares" ("MIPS"), (b) issuance of up to $375,000,000 of obligations of the Corporation (which may take the form of notes or guarantees or both) in connection with the issuance and sale of MIPS, and (c) all action of the Corporation and the SPC which may be necessary or appropriate to consummate the sale of the MIPS to the public (including, without limitation, the registration of MIPS (and, if appropriate, the aforementioned notes and/or guarantees of the Corporation) with the United States Securities and Exchange Commission ["SEC"]), the undersigned member of said Board of Directors does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Lewis B. Jones, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the SEC in connection with the proposed issuance of MIPS and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation and the SPC to comply with applicable law.

     WITNESS the due execution hereof this 30th day of November, 1993.

                                                      /s/ PAUL E. LEGO
                                            ------------------------------------

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

     The Board of Directors of USX Corporation (the "Corporation") having, on November 30, 1993, approved, inter alia, the following action by the
Corporation: (a) formation of a special purpose subsidiary of the Corporation (the "SPC") for the purpose of having the SPC issue and sell shares of preferred stock to the public commonly referred to as "Monthly Income Preferred Shares" ("MIPS"), (b) issuance of up to $375,000,000 of obligations of the Corporation (which may take the form of notes or guarantees or both) in connection with the issuance and sale of MIPS, and (c) all action of the Corporation and the SPC which may be necessary or appropriate to consummate the sale of the MIPS to the public (including, without limitation, the registration of MIPS (and, if appropriate, the aforementioned notes and/or guarantees of the Corporation) with the United States Securities and Exchange Commission ["SEC"]), the undersigned member of said Board of Directors does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Lewis B. Jones, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the SEC in connection with the proposed issuance of MIPS and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation and the SPC to comply with applicable law.

     WITNESS the due execution hereof this 30th day of November, 1993.

                                                  /s/ JOHN F. MCGILLICUDDY
                                            ------------------------------------

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

     The Board of Directors of USX Corporation (the "Corporation") having, on November 30, 1993, approved, inter alia, the following action by the
Corporation: (a) formation of a special purpose subsidiary of the Corporation (the "SPC") for the purpose of having the SPC issue and sell shares of preferred stock to the public commonly referred to as "Monthly Income Preferred Shares" ("MIPS"), (b) issuance of up to $375,000,000 of obligations of the Corporation (which may take the form of notes or guarantees or both) in connection with the issuance and sale of MIPS, and (c) all action of the Corporation and the SPC which may be necessary or appropriate to consummate the sale of the MIPS to the public (including, without limitation, the registration of MIPS (and, if appropriate, the aforementioned notes and/or guarantees of the Corporation) with the United States Securities and Exchange Commission ["SEC"]), the undersigned member of said Board of Directors does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Lewis B. Jones, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the SEC in connection with the proposed issuance of MIPS and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation and the SPC to comply with applicable law.

     WITNESS the due execution hereof this 30th day of November, 1993.

                                                      /s/ JOHN RICHMAN
                                            ------------------------------------

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

     The Board of Directors of USX Corporation (the "Corporation") having, on November 30, 1993, approved, inter alia, the following action by the
Corporation: (a) formation of a special purpose subsidiary of the Corporation (the "SPC") for the purpose of having the SPC issue and sell shares of preferred stock to the public commonly referred to as "Monthly Income Preferred Shares" ("MIPS"), (b) issuance of up to $375,000,000 of obligations of the Corporation (which may take the form of notes or guarantees or both) in connection with the issuance and sale of MIPS, and (c) all action of the Corporation and the SPC which may be necessary or appropriate to consummate the sale of the MIPS to the public (including, without limitation, the registration of MIPS (and, if appropriate, the aforementioned notes and/or guarantees of the Corporation) with the United States Securities and Exchange Commission ["SEC"]), the undersigned member of said Board of Directors does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Lewis B. Jones, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the SEC in connection with the proposed issuance of MIPS and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation and the SPC to comply with applicable law.

     WITNESS the due execution hereof this 30th day of November, 1993.

                                                      /s/ T. J. USHER
                                            ------------------------------------

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

     The Board of Directors of USX Corporation (the "Corporation") having, on November 30, 1993, approved, inter alia, the following action by the
Corporation: (a) formation of a special purpose subsidiary of the Corporation (the "SPC") for the purpose of having the SPC issue and sell shares of preferred stock to the public commonly referred to as "Monthly Income Preferred Shares" ("MIPS"), (b) issuance of up to $375,000,000 of obligations of the Corporation (which may take the form of notes or guarantees or both) in connection with the issuance and sale of MIPS, and (c) all action of the Corporation and the SPC which may be necessary or appropriate to consummate the sale of the MIPS to the public (including, without limitation, the registration of MIPS (and, if appropriate, the aforementioned notes and/or guarantees of the Corporation) with the United States Securities and Exchange Commission ["SEC"]), the undersigned member of said Board of Directors does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Lewis B. Jones, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the SEC in connection with the proposed issuance of MIPS and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation and the SPC to comply with applicable law.

     WITNESS the due execution hereof this 30th day of November, 1993.

                                                     /s/ DAVID WHITWAM
                                            ------------------------------------

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

     The Board of Directors of USX Corporation (the "Corporation") having, on November 30, 1993, approved, inter alia, the following action by the
Corporation: (a) formation of a special purpose subsidiary of the Corporation (the "SPC") for the purpose of having the SPC issue and sell shares of preferred stock to the public commonly referred to as "Monthly Income Preferred Shares" ("MIPS"), (b) issuance of up to $375,000,000 of obligations of the Corporation (which may take the form of notes or guarantees or both) in connection with the issuance and sale of MIPS, and (c) all action of the Corporation and the SPC which may be necessary or appropriate to consummate the sale of the MIPS to the public (including, without limitation, the registration of MIPS (and, if appropriate, the aforementioned notes and/or guarantees of the Corporation) with the United States Securities and Exchange Commission ["SEC"]), the undersigned member of said Board of Directors does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Lewis B. Jones, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the SEC in connection with the proposed issuance of MIPS and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation and the SPC to comply with applicable law.

     WITNESS the due execution hereof this 30th day of November, 1993.

                                                     /s/ D. C. YEARLEY
                                            ------------------------------------

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

     The Board of Directors of USX Corporation (the "Corporation") having, on November 30, 1993, approved, inter alia, the following action by the
Corporation: (a) formation of a special purpose subsidiary of the Corporation (the "SPC") for the purpose of having the SPC issue and sell shares of preferred stock to the public commonly referred to as "Monthly Income Preferred Shares" ("MIPS"), (b) issuance of up to $375,000,000 of obligations of the Corporation (which may take the form of notes or guarantees or both) in connection with the issuance and sale of MIPS, and (c) all action of the Corporation and the SPC which may be necessary or appropriate to consummate the sale of the MIPS to the public (including, without limitation, the registration of MIPS (and, if appropriate, the aforementioned notes and/or guarantees of the Corporation) with the United States Securities and Exchange Commission ["SEC"]), the undersigned member of said Board of Directors does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Lewis B. Jones, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the SEC in connection with the proposed issuance of MIPS and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation and the SPC to comply with applicable law.

     WITNESS the due execution hereof this 30th day of November, 1993.

                                                     /s/ LEWIS B. JONES
                                            ------------------------------------

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

     The Board of Directors of USX Corporation (the "Corporation") having, on November 30, 1993, approved, inter alia, the following action by the
Corporation: (a) formation of a special purpose subsidiary of the Corporation (the "SPC") for the purpose of having the SPC issue and sell shares of preferred stock to the public commonly referred to as "Monthly Income Preferred Shares" ("MIPS"), (b) issuance of up to $375,000,000 of obligations of the Corporation (which may take the form of notes or guarantees or both) in connection with the issuance and sale of MIPS, and (c) all action of the Corporation and the SPC which may be necessary or appropriate to consummate the sale of the MIPS to the public (including, without limitation, the registration of MIPS (and, if appropriate, the aforementioned notes and/or guarantees of the Corporation) with the United States Securities and Exchange Commission ["SEC"]), the undersigned member of said Board of Directors does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Lewis B. Jones, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the SEC in connection with the proposed issuance of MIPS and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation and the SPC to comply with applicable law.

     WITNESS the due execution hereof this 30th day of November, 1993.

                                                  /s/ GRETCHEN R. HAGGERTY
                                            ------------------------------------